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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2000

                            EAGLE FOOD CENTERS, INC.
             (Exact name of registrant as specified in the charter)

                         Commission File Number 0-17871

             DELAWARE                                 36-3548019
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS                 61264
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (309) 787-7700

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         As previously reported in its March 15, 2000 Report, on February 29, 2000 the Company filed a Voluntary Petition under Chapter 11 of the Bankruptcy Code (the "Petition") with the United States Bankruptcy Court for the District of Delaware. The case, "In Re Eagle Food Centers, Inc., Debtor, Chapter 11,
Case No. 00-01311 (RRM)," has been jointly administered. On April 18, 2000, the Company filed the First Amended Reorganization Plan of Eagle Food Centers, Inc., dated April 17, 2000 (the "Plan") and the Disclosure Statement with Respect to First Amended Reorganization Plan of Eagle Food Centers, Inc. dated April 17, 2000 (the "Statement"). The Plan and the Statement are attached as Exhibits 2.1 and 99.1 respectively and are incorporated into this Report by reference.

         On April 17, 2000, the Court, with the Honorable Roderick R. McKelvie presiding, entered an order approving the Statement and established a date for the commencement of a hearing to consider confirmation of the Plan. The Confirmation Hearing was held on July 7, 2000. The Plan, as modified by the "Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C. Sections 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming First Amended Reorganization Plan of Eagle Food Centers, Inc." (the "Confirmation Order"), was confirmed by the Court on

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July 7, 2000. A copy of the Confirmation Order is attached as Exhibit 99.2 and is incorporated into this Report by reference.

         Set forth below is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the Plan, the Statement and the Confirmation Order, copies of which are attached as Exhibits 2.1, 99.1 and
99.2 respectively.


                                   ESTIMATED AMOUNT             TREATMENT UNDER         ESTIMATED RECOVERY
CLASS OF CLAIM                         OF CLAIMS                    THE PLAN              UNDER THE PLAN
--------------                         ---------                    --------              --------------
UNCLASSIFIED Claims:

    DIP Facility Claims            None                                                     100%
    Administrative Claims          Approx. $4 million                                       100%
    Priority Tax Claims            $1.4 million                                             100%

CLASS 1:  Other Priority Claims    De minimis                       Unimpaired              100%

CLASS 2:  Other Secured Claims     $1.3 million                     Unimpaired              100%

CLASS 3:  General Unsecured        See below(1)                     Unimpaired              100%
Claims(1)

CLASS 4:  Lender Secured Claims    $2 million plus accrued          Impaired                100%
                                   interest

CLASS 5:  Senior Note Claims(2)    $100 million plus accrued        Impaired                100%
                                   interest through the
                                   Consummation Date

CLASS 6:  Equity Securities                                         Impaired                85% or more
Interests(3)


    (1)  A majority of the General Unsecured Claims are held by Lucky
         Stores, Inc. and other landlords and have generally resulted from the Company's rejection of certain nonresidential real property leases. At the time of filing, the Plan listed total estimated Class 3 claims between $5 and $15 million. In revised financial projections filed with the Court July 7, 2000 and attached to the Statement as exhibit E, claims associated with rejected leases were estimated to be $18.8 million. The Plan is attached to this Report as Exhibit 2.1. The Company expects that the amount of the Class 3 claims will not be finalized prior to the Consummation Date.


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    (2)  Upon consummation of the Plan, the Company's existing Senior
         Notes (as defined below) will be exchanged for: (i) $85 million in principal amount of New Senior Notes (as defined below), (ii) cash in the aggregate amount of $15 million and (iii) 15% of the fully-diluted Common Stock of the Company, subject to a clawback as described below.

    (3) Holders of the Company's equity securities will retain ownership of the securities but will suffer dilution of approximately 15% because of the issuance of additional shares of the Company's Common Stock as described in Note 2 above.

         The primary purpose of the Plan is to realign the capital structure of the Company so as to permit its present operations to continue and allow its future operating prospects to materialize. Without consummation of the Plan, the funds available to the Company are insufficient to meet all of its debt service requirements, particularly its obligations under its 8 5/8% Senior Notes due April 15, 2000 issued and outstanding under an indenture, dated April 26, 1993 between the Company and US Bank as successor to First Trust, N.A., trustee (the "Senior Notes"). The restructuring contemplated by the Plan provides for an extension of the due date of principal payments and a reduction in the principal amount of the Senior Notes via an aggregate cash payment to the Senior Note holders in the amount of $15 million. The restructuring also provides for the holders of the Senior Notes to receive approximately 15% of the fully diluted Common Stock of the Company, subject to a clawback of 2/3 of such stock if the Company is sold to a third party or the New Senior Notes are retired prior to October 15, 2001, or a clawback of 1/3 of such stock if one of these events happens after October 14, 2001 but prior to October 15, 2002. The Senior Notes will be exchanged for cash and stock as described above and 11% Senior Notes due in 2005 in the aggregate principal amount of $85 million (the "New Senior Notes"). As of July 7, 2000, the Company has outstanding 10,939,048 shares of common stock. The New Senior Notes will be issued pursuant to an indenture agreement (the "New Senior Notes Indenture").

         By offering the holders of the Company's Senior Notes approximately 15% of the equity of the Company, the Company intends for those holders to participate in any long-term growth and appreciation of the Company's business. The Plan has allowed the Company to streamline its operations and decrease operating expenses by the sale or closure of 20 under-performing stores and the elimination of substantial costs associated with the leases for such stores and leases for certain other previously closed stores.

         The Company will continue to exist after the Consummation Date as a separate corporate entity, in accordance with the laws of the State of Delaware and pursuant to its Certificate of Incorporation and By-laws. The Certificate of Incorporation of the Company has been amended as necessary to satisfy the provisions of the Plan by the inclusion of a provision prohibiting the issuance of non-voting equity securities. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 and incorporated into this Report by reference.

         The directors and officers of the Company before the Consummation Date shall serve as the initial directors and officers of the Company after the Consummation Date.

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         The Plan will be effective on the business day on which all conditions to the consummation of the Plan, as set forth below and described in greater detail in Article X.B. of the Plan, have been satisfied or waived (the "Consummation Date").

                  (i) The Confirmation Order (Exhibit 99.2) must have been entered.

                  (ii) The Company shall have credit available sufficient to provide the Company with working capital to meet ordinary and peak requirements and additional borrowings to support future projects.

                  (iii) The Amended and Restated Certificate of Incorporation (Exhibit 3.1) and Bylaws (Exhibit 3.2) of the Company, the New Senior Notes Indenture, and a new senior secured credit facility shall have been executed and delivered.

                  (iv) All actions, documents and agreements necessary to implement the Plan shall have been effected or executed.

         The Company expects the Consummation Date to be on or about August 7, 2000.

         On July 7, 2000 the Company issued a press release in the form of
Exhibit 99.3 attached hereto and incorporated into this Report by reference, announcing that the Court had confirmed the Plan.

         The descriptions of the Plan, the Statement and the Confirmation Order contained in this Report are only general in nature. You should review the Exhibits to this Report for further information.

         The Company has made certain statements in this filing that are not based on historical fact, but only upon the Company's expectations. These statements are forward-looking statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such statements include any financial projections. Also included are any statements relating to the Company's future performance, cash needs, future liquidity and expectations regarding the consummation of the Plan and the Company's chances of success based upon implementation of the Plan. Forward-looking statements may include words like "anticipate," "estimate," "intend," and similar words or phrases.

         There are many factors that may cause the Company's actual performance in the future to differ materially from the Company's expectations as described in any forward-looking statement. The cost of obtaining financing in the future may be significantly higher than anticipated. The costs associated with doing business may increase beyond the Company's expectations. The Company's marketing plans may prove to be ineffective. The general economic conditions in the areas where the Company does business may decline unexpectedly. The Company may lose key members of management and be unable to replace them with equally qualified and effective people. This list is not intended to be complete. You should review the Company's periodic reports and other filings with the Securities and Exchange Commission for

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further discussion regarding risks and uncertainties. The Company will not update this filing to reflect any events or other factors that may affect any forward-looking statement contained in this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                       2.1 First Amended Reorganization Plan of Eagle Food Centers, Inc., dated April 17, 2000

                       3.1     Amended and Restated Certificate of Incorporation

                       3.2     Restated Bylaws

                       99.1 Disclosure Statement with Respect to First Amended Reorganization Plan of Eagle Food Centers, Inc. dated April 17, 2000.

                       99.2 Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C. Sections 1129(a) and (b) and Fed.
                               R. Bankr. P. 3020 Confirming First Amended
                               Reorganization Plan of Eagle Food Centers, Inc.

                       99.3    Press release dated July 7, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EAGLE FOOD CENTERS, INC.
                                       (Registrant)

                                       By: /s/ S. Patric Plumley
                                          ----------------------------------
                                       S. Patric Plumley
                                       Senior Vice President-
                                       Chief Financial Officer and Secretary

Dated:  July 24, 2000


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                                INDEX TO EXHIBITS

Exhibit No.       Description:

2.1 First Amended Reorganization Plan of Eagle Food Centers, Inc., dated April 17, 2000

3.1      Amended and Restated Certificate of Incorporation

3.2      Restated Bylaws

99.1 Disclosure Statement with Respect to First Amended Reorganization Plan of Eagle Food Centers, Inc. dated April 17, 2000.

99.2 Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C. Sections 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming First Amended Reorganization Plan of Eagle Food Centers, Inc.

99.3     Press release dated July 7, 2000.